EXHIBIT 99.2

Second Quarter 2007 Financial Review Comerica Incorporated July 18, 2007

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes relating to the headquarters relocation or its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Financial Results 2Q07 1Q07 Q - Q% Chg 2Q06 Y - Y% Chg Net Income $196 $190 4% $200 -2% Diluted EPS from continuing operations Diluted EPS $1.25 $1.25 $1.19 $1.19 5% 5% $1.19 $1.22 5% 2% Return on Equity from continuing operations 15.41% 14.83% 15.15% Net Interest Income $509 $502 1% $500 2% Net Interest Margin 3.76% 3.82% 3.82% Provision for Loan Losses $36 $23 57% $27 33% Noninterest Income $225 $203 11% $203 10% Noninterest Expenses $411 $407 1% $389 6% $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

Solid Earnings Performance Highlights Second Quarter 2007 Results * Loan growth figures exclude Financial Services Division; Analysis of 2Q07 compared to 1Q07 Annualized average loan growth of 7%* Western: 13% Texas: 8% Florida: 6% Midwest: 3% Net interest margin of 3.76% Sound credit quality Nonperforming assets of 0.53% of total loans and foreclosed property Net credit-related charge-offs as a percentage of average total loans of 24 bps Expenses well controlled Active capital management: 3.5 million shares repurchased

2Q06 3Q06 4Q06 1Q07 2Q07 Net Interest Income 500 502 502 502 509 Net Interest Margin 0.0382 0.0379 0.0375 0.0382 0.0376 Warrant Accounting Net Interest Margin Net Interest Income Grows Net Interest Income of $509 million Net Interest Margin of 3.76% Loan and deposit yields stable Funding mix shift $ in millions

Positive Trends in Noninterest Income Growth in fee income: Service charges Bankcard fees Foreign exchange Commercial lending fees Positive impact of principal investing and warrants of $10 million 2Q07 vs. 1Q07 $ in millions * Excludes net loss on sale of businesses of $7 million in 3Q06 2Q06 3Q06* 4Q06 1Q07 2Q07 Noninterest Income 203 202 215 203 225 FSD Settlement Proceeds 47 0

Midwest Western Texas Florida International Other Markets 2Q07 Avg Loans Outstanding 22 15.1 6.6 1.6 2.1 0.8 Midwest Western Texas Florida International Other Markets 2Q06 Average Loans Outstanding 21.7 13.4 5.8 1.5 2.1 0.7 Achieving Geographic Loan Growth 2Q07: $48.2 billion* 2Q06: $45.2 billion* *Excludes average Financial Services Division loans of $2.6B in 2Q06 and $1.6B in 2Q07 Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 7%*

Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking 2Q06 Avg Loans Outstanding 15.3 6.4 4.8 5.1 4 2.3 3.8 3.5 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking 2Q07 Average Loans Outstanding 16.1 6.7 5.4 5.3 4.7 2.1 4 3.9 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 7%* * Excludes average Financial Services Division loans of $2.6B in 2Q06 and $1.6B in 2Q07 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 2Q07: $48.2 billion* 2Q06: $45.2 billion*

Solid Credit Quality 2Q06 3Q06 4Q06 1Q07 2Q07 NPA's / Total Loans and ORE 0.0037 0.0042 0.0049 0.0049 0.0053 2Q06 3Q06 4Q06 1Q07 2Q07 Net Credit-Related Charge-offs to Average Total Loans * 0.0016 0.0006 0.0019 0.0016 0.0024 2Q06 3Q06 4Q06 1Q07 2Q07 ALLL / Total Loans 0.0104 0.0106 0.0104 0.0104 0.0104 2Q06 3Q06 4Q06 1Q07 2Q07 Net loan charge-offs to total average loans 2.78 2.51 2.13 2.14 1.95 *Includes net loan charge-offs and net charge-offs on lending related commitments ** 7 basis points of this total is related to the sale of the manufactured housing portfolio

Thorough Loan Loss Reserve Methodology Analysis of Key Components: Results: Standard and individual Increased commercial reserves Increased reserves for home equity lines Standard incremental Increased automotive, MI CRE & gasoline delivery Decreased other industry segments due to better performance New business migration risk Slightly lower reserves Imprecision of risk rating Slightly higher reserves

1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Net loan charge-offs 12 15 1 22 19 29 Net loan charge-offs to average loans 0.0023 0.0028 0.0002 0.004 0.0034 0.0053 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 NPL's 71 88 98 113 147 175.5227 % of Total Loans 0.0033 0.004 0.0044 0.0051 0.0067 0.008 Midwest Nonperforming Loans Midwest Net Loan Charge-offs Midwest Credit Quality Michigan economy: Single state recession Continued weakness in manufacturing and construction Portfolio continues to perform within acceptable parameters Provides confidence in our credit risk management tools Nonperforming Loans Nonperforming Loans to Total Loans Net Loan Charge-offs Net Loan Charge-offs to Average Total Loans

1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Net loan charge-offs 1.05 1.232 2.541 2.425 2.981 1.346 Net loan charge-offs to average loans 0.0008 0.00085 0.0017 0.0015 0.00185 0.0008 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 NPA's 19.7282 18.5569 15.85 18.6 17 15 % of Total Loans 0.0036 0.0031 0.0025 0.0029 0.0027 0.0022 Texas Nonperforming Loans Texas Net Loan Charge-offs Western and Texas Credit Quality 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Net loan charge-offs 0.174 2.669 -0.255 -1.928 -4.898 3.705 Net loan charge-offs to average loans 0 0.0007 -0.0001 -0.0005 -0.0012 0.0009 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 NPA's 18.7482 18.8616 35.5 58 32 34 % of Total Loans 0.0014 0.0013 0.0025 0.0039 0.0021 0.0022 Western Nonperforming Loans Western Net Loan Charge-offs (Recoveries) Nonperforming Loans Nonperforming Loans to Total Loans Net Loan Charge-offs Net Loan Charge-offs to Average Total Loans

Commercial Real Estate Loan Portfolio 8% year-over-year average loan growth Adhere to conservative lending policies Commercial Real Estate business line: Nonperforming loans of $69 million Net loan charge-offs of $15 million Owner Occupied/Other* Real Estate Construction Commercial Mortgage 2Q07 9075 3755 1305 2Q07: $14.1 billion 2Q07 averages in $billions *Included in Commercial Real Estate line of business

Western Michigan Texas Florida Other Markets 1Q06 Loans Outstanding 2.325 0.834 0.849 0.533 0.579 Single Family Land Development Land Carry Retail Multi-family Office Other 2Q07 Loans Outstanding 1.667 0.685 $0.9 17% 0.595 0.41 0.287 0.451 Commercial Real Estate Line of Business June 30, 2007 Loan Outstandings: $5.1 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; Additional CRE information can be found in the appendix * Excludes $1.6B in Commercial Real Estate line of business loans not secured by real estate

Consumer Loan Portfolio 8% of total outstandings No sub-prime mortgage programs 2% of total nonaccrual loans Net loan charge-offs of $2 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 17 39 44 2Q07: $4.1 billion 2Q07 averages in $billions Consumer Loans - Home Equity $1.6B 39% Consumer Loans - Other $0.7B 17% Residential Mortgage Loans $1.8B 44%

Home Equity Portfolio Florida Midwest Western Texas 2 76 13 9 74% Home Equity Lines and 26% Home Equity Loans Self-originated & relationship oriented Ave. FICO score of 745 at origination* 82% have CLTV ^ 80%* Average loan vintage is 3.2 years* Geographic Breakdown Midwest 76% Texas 9% Western 13% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 2Q07 averages in $billions Geography based on office of origination Florida 2% 2Q07: $1.6 billion

Automotive Manufacturer Exposure Declining 12/05 12/06 5/07 Exposure: Dealer $ 6.6 $ 7.4 $ 7.7 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.8 Foreign Ownership 1.5 1.3 1.2 Total Other Automotive $ 4.8 $ 4.2 $ 4.0 (6)% Outstandings: Dealer $ 4.8 $ 5.6 $ 5.4 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.6 Foreign Ownership 0.7 0.5 0.5 Total Other Automotive $ 2.7 $ 2.2 $ 2.1 (3)% 2Q06 3Q06 4Q06 1Q07 2Q07 NPA's 43 49 46 39 20 2Q06 3Q06 4Q06 1Q07 2Q07 Net Loan Charge-offs 3 3 2 7 -6 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Deposits in a Competitive Environment Total deposits of $41.7 billion Stable rates paid Mix shift continues at slower pace Technology & Life Sciences, Personal Banking and Small Business Banking grew deposits Western market annualized average deposits* increased 5% in 2Q07 $ in billions * Excludes Financial Services Division balances 2Q06 3Q06 4Q06 1Q07 2Q07 Money Market & NOW 13.583 13.447 13.383 13.517 13.614 Savings Deposits 1.479 1.433 1.375 1.38 1.419 Customer CDs 6.199 6.685 7.175 7.329 7.447 Noninterest-bearing 8.782 8.644 8.696 8.712 8.355 Average Core Deposits*

Financial Services Division Data 2Q07 1Q07 2Q06 Average Balance Sheet Noninterest-bearing $3.3 $3.5 $4.8 Interest-bearing 1.2 1.2 1.8 Total Deposits $4.5 $4.7 $6.6 Total Loans $1.6 $1.6 $2.6 Noninterest Expenses Customer Services $11 $14 $9 Average Rates FSD Loans (Primarily Low-rate) 0.52% 0.68% 0.60% FSD Interest-bearing Deposits 3.88% 3.91% 3.88% Balance Sheet data in $billions; Noninterest Expense data in $millions 2007 Full Year Outlook: Average noninterest-bearing deposits of $3.2 billion are expected Average loans are expected to fluctuate with the level of noninterest-bearing deposits

Accelerating Banking Center Expansion Plan to open about 30 new banking centers in 2007 with over 90% in high growth markets Location of New Banking Centers Full Year 2007 YTD 6/07 2004- 2006 Total 6/07 California 13 5 29 75 Arizona 3 0 4 5 Texas 12 5 17 72 Florida 0 0 3 9 Michigan 2 2 7 241 Total 30 12 60 402

2007 Full Year Outlook % Change over 2006 Loan growth (excluding Financial Services Division) Mid to High single-digit West Low double-digit Texas Low double-digit Midwest Flat Net interest margin about 3.75% Net credit-related charge-offs of about 20 bps (Provision for credit losses modestly in excess of credit-related net charge-offs) Noninterest income Low single-digit* (2006 adjusted base of $820 million) Noninterest expenses Flat** (2006 adjusted base of $1,669 million) Active capital management Open market share repurchases 9 million shares Tier 1 common capital ratio 6.50-7.50% Tier 1 risk-based capital ratio 7.25-8.25% This outlook is provided as of July 18, 2007 *excluding Financial Services Division-related lawsuit settlement and loss on the sale of the Mexican bank charter in 2006 **reflects anticipated 2007 costs associated with moving the headquarters to Dallas and tax-related interest in 2006 which is recorded in the provision for income taxes in 2007; excludes the provision for credit losses on lending-related commitments

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene, EVP and Chief Credit Officer and Darlene Persons, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income YTD 6/07 % YTD 6/06 % Business Bank $278 72% $288 72% Retail Bank 68 18 77 19 Wealth & Institutional Management 37 10 34 9 383 100% 399 100% Finance 1 (9) Other* 2 4 TOTAL $386 $394 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

Market Segment Contribution to Net Income YTD 6/07 % YTD 6/06 % Midwest $177 46% $195 49% Western 125 33 130 32 Texas 42 11 43 11 Florida 5 1 4 1 Other Markets 10 3 8 2 International 24 6 19 5 383 100% 399 100% Finance and Other* 3 (5) TOTAL $386 $394 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets

Second Quarter 2007 and First Quarter 2007 Certain Income and Expense Items(1) (in millions, except per share data) 2Q07 EPS 1Q07 EPS Noninterest Income included: - Net income (loss) on principal investing and warrants $6 $0.03 $(4) $(0.02) - Sale of Mexican bank charter 2 0.01 -- -- Noninterest Expenses included: - Litigation-related insurance settlement 8 0.03 -- -- - Headquarters move-related costs (2) (0.01) -- -- (1) We have provided the amounts so that shareholders, analysts, regulators and others will be better able to evaluate the impact of certain 2Q07 and 2Q07 items included in our Generally Accepted Accounting Principles (GAAP) results

Loan Momentum Continues in Growth Markets 2Q07 1Q07 Q - Q% Chg 2Q06 Y - Y% Chg Midwest 22.0 $21.8 1% $21.7 1% Western > Excluding FSD 16.7 15.1 16.2 14.6 3% 3% 16.0 13.4 5% 13% Texas 6.6 6.5 2% 5.8 13% Florida 1.6 1.6 1% 1.5 9% Other Markets 0.8 0.7 8% 0.7 11% International 2.1 2.1 4% 2.1 3% TOTAL $49.8 $48.9 2% $47.8 4% > EXCLUDING FSD $48.2 $47.3 2% $45.2 7% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Diverse Line of Business Loan Growth 2Q07 1Q07 Q - Q% Change 2Q06 Y - Y% Change Middle Market $16.1 $15.9 1% $15.3 5% Commercial Real Estate 6.7 6.5 2% 6.4 4% Global Corporate Banking 5.4 5.2 4% 4.8 12% National Dealer Services 5.3 5.3 1% 5.1 5% Specialty Businesses* > Excluding FSD 6.3 4.7 6.1 4.5 3% 4% 6.6 4.0 -4% 18% SUBTOTAL - BUSINESS BANK $39.8 $39.0 2% $38.2 4% Small Business Banking 4.0 4.0 1% 3.8 4% Personal Banking 2.1 2.1 -2% 2.3 -7% SUBTOTAL - RETAIL BANK $6.1 $6.1 0% $6.1 0% Private Banking 3.9 3.8 3% 3.5 11% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $3.9 $3.8 3% $3.5 11% TOTAL > EXCLUDING FSD $49.8 $48.2 $48.9 $47.3 2% 2% $47.8 $45.2 4% 7% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Second Quarter 2007 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $9.5 $4.6 $1.7 $0.3 $0.0 $0.0 $16.1 Commercial Real Estate 2.5 2.7 1.1 0.4 0.0 0.0 6.7 Global Corporate Banking 2.1 0.9 0.3 0.0 0.0 2.1 5.4 National Dealer Services 0.8 3.4 0.2 0.5 0.4 0.0 5.3 Specialty Businesses* 1.3 2.9 1.7 0.0 0.4 0.0 6.3 SUBTOTAL - BUSINESS BANK $16.2 $14.5 $5.0 $1.2 $0.8 $2.1 $39.8 Small Business Banking 2.1 1.0 0.9 0.0 0.0 0.0 4.0 Personal Banking 1.9 0.0 0.2 0.0 0.0 0.0 2.1 SUBTOTAL - RETAIL BANK $4.0 $1.0 $1.1 $0.0 $0.0 $0.0 $6.1 Private Banking 1.8 1.2 0.5 0.4 0.0 0.0 3.9 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.8 $1.2 $0.5 $0.4 $0.0 $0.0 $3.9 TOTAL $22.0 $16.7 $6.6 $1.6 $0.8 $2.1 $49.8 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Diversified Shared National Credit Portfolio Approx. 1,025 borrowers 20% of total outstanding Industry diversification mirrors total loan book Approx. 1% of total nonaccrual loans No net loan charge-offs in second quarter 2007 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 39172 2.1 2.2 3 0.5 1.2 0.5 June 30, 2007: $9.5 billion Period-end outstandings as of June 30, 2007

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $1.0 $0.1 $0.2 $0.3 $0.1 $1.7 Land Development 0.2 0.1 0.2 0.1 0.1 0.7 Retail 0.1 0.1 0.1 0.0 0.1 0.4 Multi-family 0.1 0.0 0.1 0.0 0.0 0.2 Office 0.1 0.0 0.1 0.0 0.0 0.2 Land Carry 0.3 0.0 0.0 0.0 0.0 0.3 Commercial 0.1 0.0 0.0 0.0 0.0 0.1 Other 0.1 0.0 0.0 0.0 0.1 0.2 TOTAL $2.0 $0.3 $0.7 $0.4 $0.4 $3.8 2Q07 period-end $ in billions Geography reflects location of property

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.2 $0.2 $0.1 $0.1 $0.1 $0.7 Retail 0.0 0.1 0.0 0.0 0.1 0.2 Multi-family 0.0 0.1 0.1 0.0 0.0 0.2 Office 0.0 0.1 0.0 0.0 0.0 0.1 Commercial 0.1 0.0 0.0 0.0 0.0 0.1 Other 0.0 0.0 0.0 0.0 0.0 0.0 TOTAL $0.3 $0.5 $0.2 $0.1 $0.2 $1.3 2Q07 period-end $ in billions Geography reflects location of property

Line of Business Deposits 2Q07 1Q07 Q - Q% Change 2Q06 Y - Y% Change Middle Market $4.0 $4.3 -5% $4.0 0% Commercial Real Estate 1.0 1.0 -6% 1.1 -12% Global Corporate Banking 3.3 3.3 0% 3.2 6% National Dealer Services 0.1 0.1 -1% 0.1 10% Specialty Businesses1 > Excluding FSD 8.0 3.5 8.1 3.3 0% 5% 9.5 2.9 -16% 17% SUBTOTAL - BUSINESS BANK >Excluding FSD $16.4 $11.9 $16.7 $12.0 -2% -1% $17.9 $11.3 -8% 5% Small Business Banking 3.9 3.9 1% 3.9 1% Personal Banking 13.3 13.2 1% 12.9 3% SUBTOTAL - RETAIL BANK $17.2 $17.1 1% $16.8 3% Private Banking 2.3 2.3 -1% 2.5 -7% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.3 $2.3 -1% $2.5 -7% Finance/Other2 5.8 6.5 -12% 4.8 19% TOTAL > EXCLUDING FSD $41.7 $37.2 $42.6 $37.9 -2% -2% $42.0 $35.4 -1% 5% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 2Q07 - $5.5B; 1Q07 - $5.8B; 2Q06 - $4.3B

Second Quarter 2007 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.0 $0.2 $0.0 $0.0 $0.0 $4.0 Commercial Real Estate 0.5 0.3 0.1 0.1 0.0 0.0 1.0 Global Corporate Banking 1.5 0.4 0.2 0.0 0.0 1.2 3.3 National Dealer Services 0.0 0.1 0.0 0.0 0.0 0.0 0.1 Specialty Businesses1 0.2 6.8 0.5 0.0 0.5 0.0 8.0 SUBTOTAL - BUSINESS BANK $3.0 $10.6 $1.0 $0.1 $0.5 $1.2 $16.4 Small Business Banking 2.0 0.9 1.0 0.0 0.0 0.0 3.9 Personal Banking 10.8 0.9 1.6 0.0 0.0 0.0 13.3 SUBTOTAL - RETAIL BANK $12.8 $1.8 $2.6 $0.0 $0.0 $0.0 $17.2 Private Banking 0.7 1.2 0.2 0.2 0.0 0.0 2.3 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.2 $0.2 $0.0 $0.0 $2.3 Finance/Other2 5.8 0.0 0.0 0.0 0.0 0.0 5.8 TOTAL $22.3 $13.6 $3.8 $0.3 $0.5 $1.2 $41.7 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.5B in Institutional CD's; included in Finance Division segment